SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[ ]   Preliminary Proxy Statement         [ ]   Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[X]   Soliciting Material Under Rule 14a-12


                                 InterTAN, Inc.
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                (Name of Registrant as Specified in Its Charter)

                           Liberation Investments L.P.
                           Liberation Investments Ltd.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]   No fee required.
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Contact:
Emanuel R. Pearlman
Liberation Investment Group LLC
11766 Wilshire Blvd, Suite #870
Los Angeles, CA 90025
(310) 479-3434


            LIBERATION INVESTMENTS FILES PRELIMINARY PROXY STATEMENT

      Los Angeles, CA - September 16, 2003 - Investment funds Liberation Investments, L.P. and Liberation Investments Ltd. announced today that they have filed with the Securities and Exchange Commission a preliminary proxy statement in support of the election of Lee S. Hillman and Don R. Kornstein to the board of directors of InterTAN, Inc. at the Company's upcoming annual meeting of stockholders.

      Liberation Investments, L.P. and Liberation Investments Ltd. are private investment funds managed by Liberation Investment Group LLC. Emanuel R. Pearlman is the majority member and general manager of Liberation Investment Group LLC, and as such may be deemed to be the beneficial owner of the shares of InterTan owned by the Liberation funds.

      The Liberation funds have filed a preliminary proxy statement and other relevant documents with the SEC in support of the election of Lee S. Hillman and Don R. Kornstein to the InterTan board. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION. You are able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. The Liberation funds and Messrs. Hillman, Kornstein and Pearlman may be deemed to be participants in the solicitation of proxies from the stockholders of InterTan in connection with the annual meeting. Information about these participants and their ownership of InterTan shares can be found in the Liberation funds Schedule 13D filings with the SEC and are also set forth in the proxy statement filed by the Liberation funds with the SEC. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement.